UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2011

Quad/Graphics, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-34806	39-1152983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N63 W23075 Highway 74 Sussex, Wisconsin 53089-2827

(Address of principal executive offices, including ZIP code)

(414) 566-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Quad/Graphics, Inc. has now received final voting results for its recent annual meeting of shareholders.  Consequently, Quad/Graphics hereby amends Item 5.07 of its Current Report on Form 8-K dated May 16, 2011, and filed with the U.S. Securities and Exchange Commission on May 20, 2011, to provide in its entirety as follows:

Item 5.07.                                              Submission of Matters to a Vote of Security Holders.

On May 16, 2011, Quad/Graphics, Inc. (the “Company”) held its 2011 annual meeting of shareholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders voted on the following proposals:

•                                          The election of all seven directors to the Company’s Board of Directors for a one year term to expire at the Company’s 2012 annual meeting of shareholders;

•                                          An advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement;

•                                          An advisory vote on the frequency of the advisory shareholder vote on the compensation of the Company’s named executive officers; and

•                                          The approval and ratification of the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan.

As of the March 18, 2011,  record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 32,718,069 shares of the Company’s class A common stock were outstanding and eligible to vote with an aggregate of 32,718,069 votes; 14,198,464 shares of the Company’s class B common stock were outstanding and eligible to vote with an aggregate of 141,984,640 votes; and 245,353 shares of the Company’s class C common stock were outstanding and eligible to vote with an aggregate of 2,453,530 votes.  Approximately 93.47% of all votes were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Annual Meeting:

Election of Directors

The shareholders elected William J. Abraham, Jr., Douglas P. Buth, Christopher B. Harned, Betty Ewens Quadracci, J. Joel Quadracci, Thomas O. Ryder and John S. Shiely as directors for a one year term to expire at the Company’s 2012 annual meeting of shareholders.  The results of the votes were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)
William J. Abraham, Jr.	159,023,991	97.39%	4,264,055	2.61%	0	N/A
Douglas P. Buth	160,566,954	98.35%	2,695,892	1.65%	0	N/A
Christopher B. Harned	159,114,340	97.43%	4,196,106	2.57%	0	N/A
Betty Ewens Quadracci	158,968,527	97.39%	4,259,119	2.61%	0	N/A

J. Joel Quadracci	159,036,224	97.44%	4,172,922	2.56%	0	N/A
Thomas O. Ryder	160,632,112	98.34%	2,717,234	1.66%	0	N/A
John S. Shiely	160,546,722	98.29%	2,793,124	1.71%	0	N/A

Advisory Vote to Approve Executive Compensation

The shareholders approved the compensation of the Company’s named executive officers as disclosed in the proxy statement.  The results of the advisory vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)
160,239,754	97.98%	214,430	0.13%	3,081,149	1.88%	0	N/A

Advisory Vote on the Frequency of the Advisory Shareholder Vote on Executive Compensation (3)

The shareholders expressed a preference that an advisory vote on the compensation of the Company’s named executive officers occur once every three years.  The results of the advisory vote were as follows:

Every Year		Every Two Years		Every Three Years		Abstain
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)
7,867,928	4.81%	249,272	0.15%	152,260,234	93.11%	3,157,899	1.93%

In accordance with the results of this vote, the Board of Directors of the Company determined to implement an advisory shareholder vote to approve the compensation of the Company’s named executive officers once every three years.  The next required advisory vote on the frequency of the advisory shareholder vote on the compensation of the Company’s named executive officers is scheduled to occur at the Company’s 2017 annual meeting of shareholders.

Approval and Ratification of the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan

The shareholders approved and ratified the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan.  The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)
158,974,622	97.21%	1,459,725	0.89%	3,100,987	1.90%	0	0.00%

(1)	Based on a total of all shares actually voted in person or by proxy at the Annual Meeting.

(2)	“N/A” means that broker non-votes do not have any effect on the voting results on these proposals.

(3)	There were 0 broker non-votes on this proposal, which did not have any effect on the voting results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to its previously filed report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAD/GRAPHICS, INC.

Dated: May 31, 2011	By:	/s/ Andrew R. Schiesl
Andrew R. Schiesl
Vice President, General Counsel and Secretary